Exhibit 99.2

Forward-Looking Statements
The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.
Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Bakken producers  Abraxas operated wells

Bakken permits (2010) Abraxas non-operated wells
Bakken Sleeper
Numerous additional
opportunities
(operated and non-operated)
~100 gross units *
NO LEASE EXPIRATIONS -
acreage principally held by
production
10% WI NON-OP WELL -
Completing
2 - 2% WI NON-OP WELLS -
Drilling
 AXAS: 3 operated lease
 blocks within 1 location of
 commercial Bakken /
 Three Forks production
 Targeting July-10 -
 first operated well

Montana   North Dakota
Parshall
Nesson
Anticline
Elm
Coulee
* ~90 on 1280 acre unit spacing, excludes Lewis &
 Clark Three Forks potential
Lewis &
Clark
Rough
Rider

Eagle Ford Shale
 AXAS:
 ~ 3,200 gross (3,000 net)
 acres HBP
 (gas window)
 ~1,700 gross/net acres
 leased
 (gas / condensate window)
 ********
 Leasing geologically /
 geophysically controlled
 ******
 No expensive trend acreage

South Texas

gas window
oil window
PXD:
Eagle Ford Discovery
Enduring:
Eagle Ford Discovery
AXAS:
HBP acreage
PXD:
Eagle Ford Discovery
EOG:
Eagle Ford Oil
Discovery

Peer Group Analysis
Source: Company filings with the SEC and market capitalization on April 8, 2010

E&P analysis includes market capitalization < $1B (AEZ, AREX, ATPG, AXAS, CFW, CPE, CRZO, CWEI, DBLE, DNE, DPTR, END, EPM, FXEN, GDP, GEOI, GMET, GMXR, GPOR,
 GPR, GST, GSX, KOG, MCF, MHR, NGAS, NOG, PETD, PHX, PINN, PQ, RAME, REXX, SGY, VQ, WRES)
44% undervalued compared to E&P in analysis
Mean equates to an AXAS share price of:
$5.23
Mean equates to an AXAS share price of:
$5.68
47% undervalued compared to E&P in analysis

Peer Group Analysis
Source: Company filings with the SEC

E&P analysis includes market capitalization < $1B (AEZ, AREX, ATPG, AXAS, CFW, CPE, CRZO, CWEI, DBLE, DNE, DPTR, END, EPM, FXEN, GDP, GEOI, GMET, GMXR, GPOR,
 GPR, GST, GSX, KOG, MCF, MHR, NGAS, NOG, PETD, PHX, PINN, PQ, RAME, REXX, SGY, VQ, WRES)
67% under average of E&P in analysis
8% over average of E&P in analysis
In-line with average of E&P in analysis

AXAS Highlights
 ▪ NASDAQ: AXAS
 ▪ Fully diluted shares outstanding: ~76 million
 ▪ ~50% institutional
 ▪ ~10% insider
 ▪ Current average trading volume: ~325,000 shares per day
 ▪ Total long-term debt: ~$138 million
 ▪ Re-paid term loan portion (March-10)
 ▪ High quality assets
 ▪ Unparalleled upside opportunities
 ▪ 85% of PDP hedged through 2012 and 70% in 2013
 ▪ $74.96 per barrel and $6.38 per Mmbtu
 ▪ 2010 Guidance:
 ▪ Production: 1.7 - 2.0 MMBoe
 ▪ EBITDA: $38 - 45 Million
 ▪ CapEx: $30 Million

Operational Highlights
➢ Predictable, long-lived production
 ▪ R/P ratio of 15.3 years
 ▪ Conventional and unconventional reservoirs
➢ 1,828 gross (405 net) producing wells: average working interest 22%
 ▪ ~690 gross (250 net) wells/units comprise top 90% by PV
➢ Substantial inventory: 152 proved undeveloped locations
 ▪ Numerous additional identified locations
➢ 307,625 gross (160,542 net) acres
 ▪ No material lease expiry issues or drilling commitments
➢ Operational control - over 80% of PV10
 ▪ Over 30 years of operational history
 ▪ Efficient, low-cost operator
 ▪ Long history of drilling success
Net proved reserves as of December 31, 2009
Acreage / well count as of December 31, 2009

High Quality Assets
ND
SD
MT
WY
UT
TX
OK
AR
LA
Proved Reserves (MMBoe): 24.9
 - Proved Developed: 56%
 - Gas/Oil %:   65/35%
 - Operated: 82%
Abraxas Petroleum Corporation
Net proved reserves as of December 31, 2009
Bakken / Three Forks
Play
Central Anadarko
Cana - Woodford
Shale Play
Barnett / Woodford
Shale Play
Wolfberry Trend
Rocky Mountain
Mid-Continent
Permian Basin
Gulf Coast
Eagle Ford Shale Play
Granite Wash
Play

Reserve / Production Summary
Proved Reserves - 24.9 MMBoe
Production - 4,369 Boepd
Net proved reserves as of December 31, 2009
Daily net production for the quarter ended December 31, 2009
Rocky
Permian
Basin
22%
Gulf
Rocky
Basin
31%
Gulf

PDP Production Profile
Net proved reserves as of December 31, 2009
Next 5 years - 13%
Thereafter - 8%
Projected Annual PDP Decline Rate

Near-Term Drilling Catalysts
AXAS OPERATED:	OUTSIDE OPERATED:
Portilla, South Texas • 2 vertical wells • 9,000’ Frio • Testing • AXAS 100% WI Normanna, South Texas • 10,000’ Wilcox • Completing • AXAS 40% WI (ACP)
Bakken/Three Forks, North Dakota
 • BTA (Bakken) operated
 • Completing
 • AXAS 10% WI
 • Continental (TF) operated
 • Drilling vertical
 • AXAS 2% WI
 • Oasis (Bakken) operated
 • Drilling lateral
 • AXAS 2% WI

Bakken/Three Forks, North Dakota • 2+ horizontal wells • Permitting • AXAS ~40% WI	Granite Wash, Texas Panhandle • Cimarex operated • On-line (20 MMcfepd) • AXAS 8% WI
Non-op wells gather information

Business Plan
 ▪ Allocate portion of 2010 CapEx to Bakken
 ▪ Investigate Bakken acceleration
 ▪ Increase Eagle Ford position
 ▪ Principally in oil leg
 ▪ Non-core asset sales: >$40 MM - principally non-op
 ▪ Pay down debt
 ▪ Accelerate CapEx: 1/2 of sales above $10 MM
 ▪ Target 50/50 oil/gas production mix by end of 2010
 ▪ Target greater than 90% operated by end of 2010
 ▪ NOL preservation
 ▪ Increase investor interest
 ▪ Increase analyst coverage

NASDAQ: AXAS

Appendix

Rocky Mountain
➢ 7.2 MMBoe of proved reserves
➢ 63% proved developed
➢ 82% crude oil
➢ 1,208 Boepd of production
➢ 16.4 R/P ratio
➢ 900 gross (110 net) producing wells
➢ 66 PUD locations
➢ 90,362 net acres
➢ Primary producing basins include:
 ▪ Williston Basin (MT and ND)
 ▪ Powder River & Green River Basins (WY)
 ▪ Unita Basin (UT)
➢ Bakken / Three Forks - HBP
Rocky Mountain
ND
SD
MT
WY
CO
UT
Medicine Pole Hills Unit
Bowman Co., ND
3 PUD
Red River B: 9,350’
Operator: Continental
Natural Buttes Field
(Chapita Wells Unit)
Uintah Co., UT
27 PUD
Wasatch: 7,000’
Operator: EOG Resources
Cow Hollow Field
Lincoln Co., WY
8 PUD
Frontier: 11,000’
Operator: Kerr-McGee
Bakken Play / Three Forks / Sanish
Area of Operations
Overview
Roosevelt Field
Billings Co., ND
3 PUD
Nisku: 10,000’
Operator: Abraxas/Summit
North Fork / Nesson Fields
McKenzie / Williams Co., ND
21 PUD
Bakken: 10,000’
Operator: Abraxas
Net proved reserves as of December 31, 2009
Daily net production for the quarter ended December 31, 2009

Mid-Continent
➢ 3.1 MMBoe of proved reserves
➢ 72% proved developed
➢ 84% natural gas
➢ 718 Boepd of production
➢ 11.9 R/P ratio
➢ 617 gross (89 net) producing wells
➢ 56 PUD locations
➢ 22,703 net acres
➢ Primary producing basins include:
 ▪ Anadarko Basin (Western OK)
 ▪ Arkoma Basin (Eastern OK)
 ▪ ARK-LA-TEX
➢ Cana Shale (Cimarex, Devon, Chesapeake) - HBP
➢ Granite Wash (Forest, Newfield, Cimarex) - HBP
TX
OK
AR
LA
Central Anadarko
Cana - Woodford
Shale Play
Pittsburg County CBM
Pittsburg Co., OK
53 PUD
Hartshorne Coal: 3,000’
Operator: Chesapeake / AXAS
Area of Operations
Overview
Net proved reserves as of December 31, 2009
Daily net production for the quarter ended December 31, 2009
Granite Wash
Play

Permian Basin
Permian Basin
➢ 5.5 MMBoe of proved reserves
➢ 66% proved developed
➢ 70% natural gas
➢ 1,360 Boepd of production
➢ 11.2 R/P ratio
➢ 237 gross (158 net) producing wells
➢ 13 PUD locations
➢ 36,064 net acres
➢ Primary producing sub-basins:
 ▪ Delaware Basin
 ▪ Eastern Shelf
➢ Barnett / Woodford Shale - fee minerals
TX
Oates SW
Pecos Co., TX
1 PUD
Devonian: 14,000’
Operator: Abraxas
ROC Complex
Ward Co., TX
2 PUD
Devonian: 13,000’
Montoya: 14,000’
Operator: Abraxas
Area of Operations
Overview
Beulah Coleman
Midland Co., TX
8 PUD
Wolfberry: 9,000’
Devonian: 11,500’
Operator: Abraxas
Barnett / Woodford
Shale Play
Wolfberry Trend
Net proved reserves as of December 31, 2009
Daily net production for the quarter ended December 31, 2009

Gulf Coast
Gulf Coast
➢ 9.0 MMBoe of proved reserves
➢ 38% proved developed
➢ 91% natural gas
➢ 1,083 Boepd of production
➢ 22.9 R/P ratio
➢ 74 gross (48 net) producing wells
➢ 17 PUD locations
➢ 11,414 net acres
➢ Primary producing sub-basin:
 ▪ Onshore Gulf Coast
➢ Eagle Ford Shale - HBP
 ▪ Currently leasing additional acreage
TX
LA
Portilla Field
San Patricio Co., TX
3 PUD (2 PDNP)
Frio: 7,000’
Vicksburg: 9,000’
Operator: Abraxas
Edwards Trend
DeWitt / Lavaca Co., TX
11 PUD (3 PDNP)
Edwards: 13,500’
Operator: Abraxas
Area of Operations
Overview
Eagle Ford
Shale Play
Net proved reserves as of December 31, 2009
Daily net production for the quarter ended December 31, 2009

NASDAQ: AXAS